JULY 15, 2002 SUPPLEMENT TO THE
                                                       TRAVELERS MARQUIS ANNUITY
                                                    PROSPECTUS DATED MAY 1, 2002


Please retain this supplement and keep it with the contract prospectus for future reference.

COVER

The list of variable funding options is amended to read as follows:

DELAWARE VIP TRUST(3)
  Delaware VIP REIT Series - Standard Class(4)
  Delaware VIP Small Cap Value Series - Standard Class(5)


GENERAL

All references to the "VIP REIT Series - Standard Class" and "VIP Small Cap Value Series - Standard Class" are amended to add "Delaware" before the name of each portfolio.


THE VARIABLE FUNDING OPTIONS

The following information replaces the investment objective description that is contained in the prospectus for this variable funding option:

                                                                                          INVESTMENT
               FUNDING OPTION                     INVESTMENT OBJECTIVE                ADVISER/SUBADVISER
               --------------                     --------------------                ------------------
        JANUS ASPEN SERIES
          International Growth         Invests, under normal circumstances, at       Janus Capital
          Portfolio - Service Shares   least 80% of its net assets in securities
                                       of issuers from at least five different
                                       countries, excluding the U.S. The
                                       portfolio may, at times, invest in U.S.
                                       issuers and it may invest all of its
                                       assets in fewer than five countries or
                                       even a single country.








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